UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2009

MICREL, INCORPORATED

(Exact name of Registrant as Specified in its Charter)

California	001-34020	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Fortune Drive, San Jose, California, 95131

(Address of Principal Executive Offices)

(408) 944-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Annual Meeting of Shareholders of Micrel, Incorporated, or the Company, is to be held on May 21, 2009. Shareholder proposals or nominations submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company within a reasonable time before the Company begins to print and send its proxy materials for the 2009 Annual Meeting of Shareholders and must comply with all applicable Securities and Exchange Commission rules, in order to be considered for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Shareholders. Shareholder proposals or nominations that are not submitted pursuant to Rule 14a-8 must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company no later than the close of business on March 9, 2009. A shareholder’s notice must also satisfy the other requirements set forth in Section 2.4 of the Company’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 24, 2009	MICREL, INCORPORATED

	By:	/s/ Clyde R. Wallin
	Name:	Clyde R. Wallin
	Title:	Vice President, Finance and Chief Financial Officer